Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS [***].

Amendment and Mutual Release

This Amendment and Mutual Release (this “Amendment”) is entered into as of October 20th, 2025 (the “Amendment Effective Date”), by and between (i) Galera Therapeutics, Inc., a corporation duly incorporated under the laws of Delaware, and its Affiliate, Galera Labs, LLC, a Missouri limited liability company (collectively, “Seller”), and (ii) Biossil Inc., a corporation duly incorporated under the laws of Canada (“Buyer”). Hereinafter, “Parties” shall mean Seller and Buyer together, and “Party” shall mean either Seller or Buyer, as the context requires.

WHEREAS:

The Parties are parties to that certain Asset Purchase and Sale Agreement dated October 15th, 2025 (the “APA”).

The APA contemplated an “Exclusive License” between Seller and [***] that was not executed.

The Parties now desire to [***] relating to such contemplated Exclusive License and to clarify Buyer’s authority to negotiate directly with [***]. (or its Affiliates).

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the APA.

1.
Mutual Release Regarding Exclusive License; Amendment to APA

The Parties acknowledge and agree that an “Exclusive License Agreement” contemplated by the APA – without limitation under Section 4.7 and Section 1.5(c) – has not been executed by or between Seller and [***] or otherwise. Accordingly and except as set forth in this Amendment, the Parties mutually release and forever discharge one another from any and all rights, obligations, or liabilities arising out of or relating to the Exclusive License, including without limitation any payment obligations or participation rights under Section 1.5 (c) of the APA (the “Exclusive License Payments”).

For the avoidance of doubt, no agreement hereafter entered into by Buyer with [***] or any of its Affiliates shall be deemed the “Exclusive License” contemplated by the APA.

2.
Authority to Negotiate with [***], or Third Parties

Seller acknowledges and agrees that Buyer shall have the exclusive right and authority to negotiate, execute, and perform any agreement or transaction with [***] or its Affiliates, [***].

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Buyer shall keep Seller reasonably informed [***]

Buyer shall obtain Seller’s consent (not to be unreasonably withheld, conditioned, or delayed) [***] within [***] Business Days following written notice from Buyer.

3.
Contingent Value Right

If within [***] year of the Amendment Effective Date, Buyer enters into any definitive agreement with [***] (or any of its Affiliates),relating to the Purchased Assets, or with any Third Party with respect to a license [***], Seller shall be entitled to receive, and Buyer shall pay to Seller, [***] of all value actually received by Buyer under such agreement, up to a maximum aggregate amount of [***] (the “Contingent Value Right”).

For certainty, [***]

Seller shall have no right, title, or interest in or to any other consideration, royalties, supply revenues, or payments of any kind received by Buyer, and all such value shall belong exclusively to Buyer. For the avoidance of doubt, amounts paid by Buyer to Seller under this Section 3 shall not be duplicative of, or counted toward, any payments due to Seller under Section 1.5 of the APA, including Section 1.5(d) (Transaction Payment).

4.
Other Amendments to the APA

Section 1.1(b) (Assumed Contracts) is amended by deleting: “and the Exclusive License (and all rights thereunder as ‘Licensor’)”.

Schedule 1.1(b) (Assumed Contracts) is amended [***]

Section 1.5(c) (Payments under Exclusive License) is deleted in its entirety and replaced by: “NOT APPLICABLE”.

Section 2.6(f) (Purchased IP limitations) is amended by deleting “(other than the Exclusive License)”.

Section 4.4 (Buyer Diligence) is amended by deleting “Except as set forth in the Exclusive License,”.

Section 4.7 (Post‑Closing Finalization of Exclusive License) is deleted in its entirety and replaced by: “NOT APPLICABLE.”

Section 6.1 (Definitions) is amended by deleting: “‘Exclusive License’ means that certain Exclusive License Agreement to be negotiated and entered into by and between Seller and InnoPath Inc.”.

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All references in the APA to “Exclusive License,” “Exclusive License Payments,” or rights or obligations “as Licensor” thereunder are of no further force or effect and shall be disregarded.

5.
Continuing Effect of the APA

Except as expressly amended, released, or modified by this Amendment, all other terms, provisions, rights, and obligations of the APA shall remain in full force and effect and are hereby ratified and confirmed. In the event of any conflict between this Amendment and the APA, this Amendment shall control.

6.
Counterparts

This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery by electronic signature or PDF shall have the same force and effect as delivery of an original signed copy.

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the date first above written.

SELLER:

GALERA THERAPEUTICS, INC.

By: ____________________________

Name:

Title:

GALERA LABS, LLC.

By: Galera Therapeutics, Inc., its Sole Member

By: ____________________________

Name:

Title:

BUYER:

BIOSSIL INC.

By: ____________________________

Name:

Title:

[Signature page to Amendment and Mutual Release]

4903-7542-2325v.4